                                                                   Exhibit 10.20

Note: Portions of this exhibit indicated by "[*]" are subject to a confidential treatment request, and have been omitted from this exhibit. Complete, unredacted copies of this exhibit have been filed with the Securities and Exchange Commission as part of Expedia's confidential treatment request.

                             AMENDED AND RESTATED
                             DEVELOPMENT AGREEMENT

     THIS AMENDED AND RESTATED DEVELOPMENT AGREEMENT (this "Agreement") is made and entered into as of June 28, 2001 (the "Effective Date") by and between Expedia, Inc. ("EI"), a Washington corporation, and Worldspan, L.P. ("Worldspan"), a Delaware limited partnership.

                                   Recitals

     i. Whereas, EI is in the business of providing online travel reservations and related services;

     ii. Whereas, Worldspan is in the business of providing a computerized reservation system, information and related transaction processing to airlines, travel agents, and others in the travel industry;

     iii. Whereas, Worldspan and Microsoft Corporation ("Microsoft") entered into a Development Agreement dated as of July 1, 1999 (the "1999 Development Agreement") with respect to the development and implementation of computer software called BFS;

     iv. Whereas, Microsoft's rights and obligations under the 1999 Development Agreement have been assigned to and assumed by EI, which is the successor in interest to Microsoft for all purposes relating to the 1999 Development Agreement;

     v. Whereas, Worldspan and EI wish to amend and supersede the 1999 Development Agreement in its entirety with this Agreement; and

     vi. Whereas, EI and Worldspan agree to develop and implement BFS and to undertake and carry out their respective responsibilities as set forth in this Agreement;

     Now, therefore, in consideration of the above recitals, the mutual undertakings of the parties as contained herein and other good and valuable consideration, the parties hereby agree as follows:

                                   Agreement

1.       DEFINITIONS

         1.1  "Advanced BFS Functionality" shall mean BFS functionality that
               --------------------------
builds and prices more than one hundred (100) separate air travel itineraries for a single trip before returning all or a subset of those itineraries in the results set for the applicable query.

         1.2  "Advanced BFS Operational Period" shall mean the period of time
               -------------------------------
commencing on July 1, 2001, and continuing for the remainder of the term of this Agreement.

         1.3  "Advanced BFS Operational Year" shall mean a twelve (12) month
               -----------------------------
period starting on July 1, 2001, and each subsequent twelve (12) month period thereafter during the term of this Agreement.

         1.4  "Advanced BFS Transaction" shall mean an electronic transmission
               ------------------------
that (i) is received by the Worldspan System during the Advanced BFS Operational Period, (ii) requires the Advanced BFS Functionality, and (iii) is not initiated through Expedia or by EI or an ETT Customer.

         1.5  "Affiliate" shall mean, with respect to any entity, any person,
               ---------
partnership, joint venture, corporation or other form of enterprise, domestic or foreign, including but not limited to parent companies or subsidiaries, that directly or indirectly controls, is controlled by, or is under common control with that entity. For purposes of the preceding sentence, "control" (including, with its correlative meanings, "controlled by" and "under common control with") means possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

         1.6  "BFS" or "Best Fare Search" shall mean computer software, running
               ---      ----------------
on the Microsoft Windows NT operating system, developed by Microsoft and EI under the 1999 Development Agreement and this Agreement that performs searches of airline fare databases and finds the lowest fares for a given flight route, together with all documentation relating to such software, such as object code, source code, functional specifications, and operating instructions. In addition to other provisions in this Agreement, any updates to BFS provided to Worldspan pursuant to Section 2.1(e) shall be considered part of BFS.

         1.7  "CRS" shall mean a computerized reservation system, such as that
               ---
operated by Worldspan, Amadeus, Sabre, or Galileo.

         1.8  "CRS Agreement" shall mean that certain CRS Marketing, Services
               -------------
and Development Agreement between Microsoft and Worldspan, dated December 15, 1995, as amended from time to time, which agreement and amendments have been assigned from Microsoft to EI.

         1.9  "Derivative Technology" shall mean: (i) for copyrightable or
               ---------------------
copyrighted material, any translation (including translation into other computer languages), portation, modification, correction, addition, extension, upgrade, improvement, compilation, abridgment or other form in which an existing work may be recast, transformed or adapted; (ii) for patentable or patented material, any improvement thereon; and (iii) for material that is protected by trade secret, any new material derived from such existing trade secret material, including new material which may be protected by copyright, patent and/or trade secret.

         1.10 "EI Independent Pricing System" shall mean any computer software
               -----------------------------
that (i) is based on and either interfaces with or supplements BFS and (ii) is independently developed by EI in accordance with the requirements set forth in
Section 2.8(h) of this Agreement.

         1.11 "EI Independent Subsystem" shall mean a subsystem that (i)
               ------------------------
interfaces with or supplements BFS, but does not constitute or include Derivative Technology based on BFS or the Worldspan BFS Software, other than as a result of the incorporation (in either original or modified form) of any interfaces, protocols, formats, or other structural elements of BFS or the Worldspan BFS Software that is necessary to achieve interoperability with BFS or the Worldspan BFS Software, as applicable, and (ii) is independently developed by EI in accordance with the requirements set forth in Section 2.8(f) of this Agreement.

         1.12 "ETT Customer" shall mean an entity (such as an airline, other
               ------------
travel agency or other travel service provider) that has a contractual relationship with EI entitling such entity to use the Expedia platform to sell travel bookings by means of the Internet or similar distribution channel.

         1.13 "Expedia" shall mean the software code, informational databases,
               -------
products, and other components that make up the travel services of EI and its Affiliates, which are marketed for use by individual end users in the United States, Belgium, Canada, Germany, the United Kingdom and/or such other locales as EI may elect to market its services, at its sole discretion, to enable such end users to shop for, reserve, book and pay for certain travel products and services (including, at a minimum, air travel, hotel accommodations, and car rentals) via a personal computer, telephone or other interactive device. EI currently offers such service on the Web under the names "Expedia," "Travelscape," "VacationSpot" and "Rent-a-Holiday," but such names may change from time to time. The term "Expedia" as used in this Agreement shall encompass all of the forgoing names and be deemed to refer to all future versions of the above-described services, regardless of the name under which they are offered from time to time, and includes without limitation any and all additional, follow-on, successor or replacement versions of such services. For purposes of this Agreement, "Expedia" shall also include the travel-related platform interactive electronic products created by or for EI, which EI may license to third parties desiring to offer travel-related services and information via online systems under third party trademarks.

         1.14 "Feedback" shall mean suggestions, comments, ideas, information or
               --------
other feedback given by one party to the other party with respect to the other party's computer software and confidential information.

         1.15 "Full Project Plan" shall mean the detailed project plan and
               -----------------
development schedule attached as Exhibit 1, which outlines each party's deliverables under this

Agreement. On at least an annual basis, the Full Project Plan will be reviewed, revised and updated by the mutual agreement of the parties.

         1.16 "Independent Development Date" shall mean the date, if any, that
               ----------------------------
(i) is on or after the Restrictions Expiration Date, and (ii) is designated as the Independent Development Date by the applicable party pursuant to Section 2.8(g) and/or Section 2.8(h) of this Agreement.

         1.17 "Orbitz" shall mean [*] to their respective businesses. The
               ------
following entities shall constitute [*] for purposes of this definition: (a) [*]; or (b) [*].

         1.18 "Power Shopper" shall mean the functionality to search for
               -------------
multiple separately priced air travel itineraries for a single trip as implemented on the Worldspan TPF-based fares and pricing system.

         1.19 "Private Functionality" shall mean Derivative Technology based on
               ---------------------
BFS that is developed by one party (a) outside of the Full Project Plan or (b) at a more aggressive rate than is provided in the Full Project Plan.

         1.20 "Restrictions Expiration Date" shall mean, (a) if this Agreement
               ----------------------------
has not been earlier terminated pursuant to Section 5.2(a) or 5.2(d) as a result of the default of Worldspan, the [*] the date upon which Worldspan and EI have achieved [*]; or, (b) otherwise, the [*] of the Effective Date.

         1.21 "Travelocity" shall mean [*] to their respective businesses. [*]
               -----------
shall constitute [*] for purposes of this definition. [*].

         1.22 "Worldspan BFS Software" shall mean computer software, running on
               ----------------------
the Worldspan System, developed by Worldspan under the 1999 Development Agreement and this Agreement that is necessary to permit BFS to search data regarding fare and flight availability from the Worldspan System, together with all documentation relating to such software, such as object code, source code, functional specifications, and operating instructions. In addition to other provisions in this Agreement, any updates to the Worldspan BFS Software provided to EI pursuant to Section 2.2(c) shall be considered part of the Worldspan BFS Software.

         1.23 "Worldspan Customer" shall mean (a) an airline (whether an owner
               ------------------
of Worldspan or a non-owner airline) for whom Worldspan provides air travel inventory, pricing, or reservation services, (b) a travel agency or corporate travel department that accesses and books travel reservations via the Worldspan System, or (c) any other entity or person who accesses and books travel reservations via the Worldspan System.

         1.24 "Worldspan Independent Pricing System" shall mean any computer
               ------------------------------------
software that (i) is based on and either interfaces with or supplements BFS and
(ii) is independently developed by Worldspan in accordance with the requirements set forth in Section 2.8(g) of this Agreement.

                             -------------------------------------------------
                               [*]-CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                             OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
                               CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                                      RESPECT TO THE OMITTED PORTIONS
                             -------------------------------------------------

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

         1.25 "Worldspan Independent Subsystem" shall mean a subsystem that (i)
               -------------------------------
interfaces with or supplements BFS, but does not constitute or include Derivative Technology based on BFS or the Worldspan BFS Software, other than as a result of the incorporation (in either original or modified form) of any interfaces, protocols, formats, or other structural elements of BFS or the Worldspan BFS Software that is necessary to achieve interoperability with BFS or the Worldspan BFS Software, as applicable, and (ii) is independently developed by Worldspan in accordance with the requirements set forth in Section 2.8(f) of this Agreement.

         1.26 "Worldspan System" shall mean the computer hardware and operating
               ----------------
systems, software applications running thereon, and related networks and devices comprising Worldspan's CRS.

2.       DEVELOPMENT

         2.1      EI Obligations.
                  --------------

                  (a) EI shall use commercially reasonable efforts to develop BFS in accordance with the Full Project Plan. EI shall develop and own a requirements document, functional specification and deployment plan for BFS, all of which shall be reasonably acceptable to Worldspan. EI shall develop BFS to interface with the Worldspan BFS Software as specified in the Full Project Plan.

                  (b) Throughout development and operation of the Worldspan BFS Software, EI shall provide Worldspan with access to BFS, as reasonably necessary for development, correction, and maintenance of the Worldspan BFS Software. EI shall provide Worldspan with access to testing and production facilities of EI, for purposes of development, testing, correction, and maintenance of the Worldspan BFS Software in accordance with the Full Project Plan. EI shall provide information and advice regarding BFS as reasonably requested by Worldspan to assist Worldspan in its efforts to develop, correct, and maintain the Worldspan BFS Software.

                  (c) EI will provide suitable training to Worldspan personnel who are reasonably competent in the use of the Microsoft Windows NT operating system in order to enable those Worldspan personnel to operate and maintain BFS.

                  (d) If the servers running BFS are located at the Worldspan premises, then EI shall pay Worldspan the hosting costs and servicing fees mutually agreed upon by the parties at that time, which agreement shall be a condition to any obligation of Worldspan to locate such servers at the Worldspan premises.

                  (e) EI will deliver a copy of the then current BFS, including related documentation, to Worldspan upon termination of this Agreement, and upon Worldspan's written request at any time on or after the Effective Date during the term of this Agreement. In addition, if EI has previously delivered to Worldspan a copy of BFS, then

EI shall thereafter deliver to Worldspan any updates EI may create to BFS during the term of this Agreement, within a reasonable time after EI completes development of such updates. For purposes of clarity, any EI Independent Subsystem developed by EI pursuant to Section 2.8(f)(1) of this Agreement shall not be considered an update to BFS, and EI shall not deliver copies of such EI Independent Subsystem to Worldspan upon termination of this Agreement, nor at Worldspan's request during the term of this Agreement, unless such EI Independent Subsystem has been designated as part of BFS by mutual agreement of the parties.

         2.2      Worldspan Obligations.
                  ---------------------

                  (a) Worldspan shall use commercially reasonable efforts to develop the Worldspan BFS Software in accordance with the Full Project Plan. Worldspan shall develop and own a requirements document, functional specification and deployment plan for the Worldspan BFS Software, all of which shall be reasonably acceptable to EI. Worldspan shall develop the Worldspan BFS Software to interface with BFS as specified in the Full Project Plan.

                  (b) During the term of this Agreement, Worldspan shall provide EI with access to the Worldspan BFS Software and other software running on the Worldspan System, as reasonably necessary for development, correction, and maintenance of BFS. Worldspan shall provide EI with access to testing and production facilities of the Worldspan System, for purposes of development, testing, correction, and maintenance of BFS in accordance with the Full Project Plan. Worldspan shall provide information and advice regarding the Worldspan BFS Software and the Worldspan System as reasonably requested by EI to assist EI in its efforts to develop, correct, and maintain BFS.

                  (c) Worldspan will deliver a copy of the then current Worldspan BFS Software, including related documentation, to EI upon termination of this Agreement, and upon EI's written request at any time on or after the Effective Date during the term of this Agreement. In addition, if Worldspan has previously delivered to EI a copy of the Worldspan BFS Software, then Worldspan shall thereafter deliver to EI any updates Worldspan may create to the Worldspan BFS Software during the term of this Agreement, within a reasonable time after Worldspan completes development of such updates. For purposes of clarity, any Worldspan Independent Subsystem developed by Worldspan pursuant to Section 2.8(f)(2) of this Agreement, shall not be considered an update to Worldspan BFS Software, and Worldspan shall not deliver copies of such Worldspan Independent Subsystem to EI upon termination of this Agreement, nor at EI's request during the term of this Agreement, unless such Worldspan Independent Subsystem has been designated as part of the Worldspan BFS Software by mutual agreement of the parties.

         2.3      Steering Committee.
                  ------------------

                  (a) To the extent that they have not already done so, within thirty (30) days after the Effective Date, EI and Worldspan shall each appoint a senior executive responsible for performance and a technical manager responsible for development under this Agreement. The EI technical manager shall have responsibility for the overall day-to-day management of EI's obligations hereunder, and the Worldspan technical manager shall have responsibility for the overall day-to-day management of Worldspan's obligations hereunder. EI and Worldspan shall each have the right to replace their respective executives and technical managers upon written notice to the other. EI and Worldspan agree to make reasonable arrangements for their respective technical managers to devote such time as is reasonably required of them to carry out their duties and responsibilities under the Full Project Plan.

                  (b) The four (4) persons appointed in accordance with the requirements of Section 2.3(a), and others selected by either party, shall collectively serve as the Steering Committee charged with the overall management and supervision of the development and deployment of BFS for Expedia. The Steering Committee shall meet in person at least once per calendar quarter during the term of this Agreement (and more often by phone as mutually agreed in light of the demands of the development project), to review each party's progress and to coordinate development and/or deployment efforts.

         2.4 Testing and Acceptance. Both parties shall establish mutually
             ----------------------
acceptable acceptance testing criteria for individual operability and the interworking of applicable portions or versions of BFS, the Worldspan BFS Software and the Worldspan System. Such acceptance criteria shall be consistent with the concepts outlined in the Full Project Plan. The parties shall test BFS and the Worldspan BFS Software, with simulated usage via Expedia and the Worldspan System, as set forth in the Full Project Plan. If any portion or version of BFS and the Worldspan BFS Software meet the applicable acceptance criteria, the parties shall deploy that portion or version of BFS and the Worldspan BFS Software, pursuant to Section 4 below.

         2.5 No Obligation/Independent Development. Nothing in this Agreement
             -------------------------------------
will be construed as restricting either party's ability to acquire, license, develop, manufacture or distribute for itself, or have others acquire, license, develop, manufacture or distribute for such party, similar technology performing the same or similar functions as the technology contemplated by this Agreement, or to market and distribute such similar technology in addition to, or in lieu of, the technology contemplated by this Agreement; provided that such acquisition, license, development, manufacture or distribution does not violate the confidentiality provisions in Section 9 of this Agreement.

         2.6 Nonsolicitation and No Hire Covenants.
             -------------------------------------

                  (a) During the term of this Agreement and for one (1) year thereafter (the "Nonsolicitation Period"), neither party (without the prior written consent of the other party) shall solicit (with knowledge that such solicitation is prohibited by this Section 2.6) for employment or independent contract service any of the other party's individual personnel directly engaged in projects hereunder. This
Section 2.6 shall not apply to a party's employees who are no longer in the party's employ at least three (3) months prior to the time the other party hereto solicits them. Furthermore, this Section 2.6 shall not restrict either party from generally advertising available positions.

             (b) During the Nonsolicitation Period, (i) EI shall not hire or engage as an independent contractor any of the Worldspan employees listed in
Section 1 of Exhibit 3 hereto, and (ii) Worldspan shall not hire or engage as an independent contractor any of the EI employees listed in Section 2 of Exhibit 3 hereto. Each party may update its respective list of names on Exhibit 3 from time to time with thirty (30) days prior written notice to the other party. Any update, however, shall not increase the number of employees to more than fifteen
(15) for each party.

             (c) Both parties shall use good faith and reasonable efforts to communicate, and will maintain consistent internal practices to communicate, the existence and import of this Section 2.6 to applicable employees, and to resolve in a mutually satisfactory manner any issues that may arise under this Section.

         2.7 Costs of Development. Except as set forth in Section 2.1(d), each
             --------------------
party shall be solely responsible for its own costs incurred as a result of its performance under this Agreement.

         2.8 Development Objectives and Procedures. In connection with the
             --------------------------------------
development of BFS, the parties agree upon the following objectives and procedures:

         (a) The parties acknowledge that one of their mutual objectives is to [*], and the parties agree to work together in good faith to achieve that objective.

         (b) EI will have a right of first refusal for exclusive access to alpha and beta test periods for applicable portions or versions of BFS. EI may exercise its right of first refusal by giving Worldspan written notice thereof within thirty (30) days after EI is given written notice of the terms and conditions upon which the alpha or beta test period is to be conducted. If EI does not so exercise its right of first refusal, then Worldspan may arrange for third parties to conduct the alpha or beta test period on such terms and conditions.

         (c) Worldspan will not make BFS available to [*] until the [*] of (i) [*], and (ii) [*].

         (d) Worldspan will not make BFS available to [*] at any time prior to the [*], except with the prior written consent of EI. In addition, Worldspan will not make BFS available to [*], and Worldspan shall not make BFS available to [*] until the [*] (i) [*], (ii) [*], which shall be no earlier than [*], and
(iii) [*]. Worldspan may only

                             -------------------------------------------------
                               [*]-CERTAIN INFORMATION ON THIS PAGE HAS BEEN
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                               CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                                      RESPECT TO THE OMITTED PORTIONS
                             -------------------------------------------------
make BFS available to [*] under clause (ii) above for the purpose of [*] and only upon thirty (30) days prior written notice to EI.

         (e) Each party acknowledges and agrees that either party may, at its own cost and expense, develop Private Functionality at any time in accordance with the following:

                  (1) The party developing the Private Functionality (the "Developing Party") shall be solely responsible for funding the development of the Private Functionality, using resources additional to those resources that the Developing Party is otherwise required to devote to the development of BFS under this Agreement, without requiring any development, additional resources, or other contribution by the other party (the "Non-Developing Party"). All Private Functionality shall be considered part of BFS and, accordingly, each party shall have the rights and obligations with respect to the Private Functionality that are otherwise provided with respect to BFS in this Agreement, except that the parties may agree, on a case-by-case basis, to certain use restrictions, or other special terms and conditions, with respect to a Private Functionality.

                  (2) In the event that the parties agree to any type of use restriction for any Private Functionality as contemplated in paragraph (1) above, the Developing Party for that Private Functionality shall defend, indemnify, and hold the Non-Developing Party harmless from and against, and shall reimburse the Non-Developing Party with respect to, any and all losses, damages, liabilities, claims, judgments, settlements, fines, costs, and expenses (including attorneys' fees) of every nature whatsoever incurred by the Non-Developing Party by reason of or arising out of litigation or transactions in anticipation or avoidance of litigation in connection with any use of the Private Functionality by the Non-Developing Party that was not restricted by the mutual agreement of the parties. The Non-Developing Party shall provide the Developing Party reasonably prompt notice in writing of any such litigation and shall provide the Developing Party with reasonable information and assistance, at the Developing Party's expense, to help the Developing Party defend such litigation.

         (f) Each of EI and Worldspan may, by giving the other party prior written notice thereof, elect to independently develop EI Independent Subsystems or Worldspan Independent Subsystems, respectively, as follows:

                  (1) Each such EI Independent Subsystem shall be funded solely by EI, using resources additional to those resources that EI is otherwise required to devote to the development of BFS under this Agreement, without requiring any development, additional resources, or other contribution by Worldspan. Notwithstanding anything to the contrary in this Agreement, any such EI Independent Subsystem shall not be considered part of BFS or the Worldspan BFS Software for purposes of this Agreement, and Worldspan shall have no rights therein. Further, EI in its sole discretion shall have the right, but not the obligation, upon mutual agreement with Worldspan, to designate any EI Independent Subsystem as part of BFS or the Worldspan BFS Software, in which event Worldspan shall have the rights therein that are otherwise provided in this Agreement.

                             -------------------------------------------------
                               [*]-CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                             OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
                               CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                                      RESPECT TO THE OMITTED PORTIONS
                             -------------------------------------------------

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

                  (2) Each such Worldspan Independent Subsystem shall be funded solely by Worldspan, using resources additional to those resources that Worldspan is otherwise required to devote to the development of BFS under this Agreement, without requiring any development, additional resources, or other contribution by EI. Notwithstanding anything to the contrary in this Agreement, any such Worldspan Independent Subsystem shall not be considered part of BFS or the Worldspan BFS Software for purposes of this Agreement, and EI shall have no rights therein. Further, Worldspan in its sole discretion shall have the right, but not the obligation, upon mutual agreement with EI, to designate any Worldspan Independent Subsystem as part of the Worldspan BFS Software or BFS, in which event EI shall have the rights therein that are otherwise provided in this Agreement.

         (g) In the event that [*] pursuant to this Agreement [*], then Worldspan may, by giving EI ninety (90) days prior written notice thereof, designate a date as the Independent Development Date ("Worldspan Notice of Independent Development Date"). Upon the Independent Development Date, whether designated by Worldspan or EI, EI shall deliver a then-current copy of BFS, including source code, to Worldspan, and Worldspan may begin independent development of the Worldspan Independent Pricing System.

                  (1) Notwithstanding anything to the contrary in this Agreement, effective on the Independent Development Date, (i) such independent development of the Worldspan Independent Pricing System shall be funded solely by Worldspan, (ii) neither party shall be obligated to provide any resources or other contributions for the joint development of BFS and the Worldspan BFS Software, (iii) the Worldspan Independent Pricing System shall not be considered part of BFS or the Worldspan BFS Software for purposes of this Agreement, and
(iv) EI shall have no rights in the Worldspan Independent Pricing System. However, if and to the extent that the Worldspan Independent Pricing System includes Derivative Technology based on BFS or the Worldspan BFS Software, then Worldspan's rights to use such Derivative Technology as part of the Worldspan Independent Pricing System shall be subject to the same restrictions, if any, as then currently apply to Worldspan's rights to use the portions of BFS or the Worldspan BFS Software, as applicable, upon which the Derivative Technology is based.

                  (2) If the Worldspan Notice of Independent Development Date is given [*], then, on the Independent Development Date, [*] the license amounts for each Advanced BFS Operational Year (or portion of an Advanced BFS Operational Year) during the period from the Independent Development Date until the end of the [*], where the [*] for each such Advanced BFS Operational Year (prorated on a per diem basis for any partial Advanced BFS Operational Year) is equal to the greater of (i) [*] (as defined below), and (ii) the [*]. For purposes of this Section, [*]. As an example of the calculation of the [*] pursuant to this Section 2.8(g), if, as the result of a Worldspan Notice of Independent Development Date, the Independent Development Date was at the end of the [*] and the [*] payable under Section 4.6(a) for the six months immediately

                             -------------------------------------------------
                               [*]-CERTAIN INFORMATION ON THIS PAGE HAS BEEN
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                             -------------------------------------------------

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preceding the Independent Development Date were [*], then the [*] would be [*]
and the [*].

                  (3) In the event that Worldspan delivers the Worldspan Notice of Independent Development, resulting in the termination of this Agreement pursuant to Section 5.2(b), Worldspan shall continue to provide data to EI in accordance with Section 4.4 of this Agreement.

         (h) In the event that [*] pursuant to this Agreement [*], then EI may, by giving Worldspan ninety (90) days prior written notice thereof, designate a date as the Independent Development Date (the "EI Notice of Independent Development Date"). Upon the Independent Development Date, whether designated by EI or Worldspan, EI may begin independent development of the EI Independent Pricing System. Notwithstanding anything to the contrary in this Agreement, effective on the Independent Development Date, (i) such independent development of the EI Independent Pricing System shall be funded solely by EI, (ii) neither party shall be obligated to provide any resources or other contributions for the joint development of BFS and the Worldspan BFS Software, (iii) the EI Independent Pricing System shall not be considered part of BFS or the Worldspan BFS Software for purposes of this Agreement, and (iv) Worldspan shall have no rights in the EI Independent Pricing System. However, if and to the extent that the EI Independent Pricing System includes Derivative Technology based on BFS or the Worldspan BFS Software, then EI's rights to use such Derivative Technology as part of the EI Independent Pricing System shall be subject to the same restrictions, if any, as then currently apply to EI's rights to use the portions of BFS or the Worldspan BFS Software, as applicable, upon which the Derivative Technology is based.

3.       OWNERSHIP AND LICENSE

         3.1 General. In general, each party shall own the intellectual property
             -------
it owns prior to the Effective Date and that which it creates in the performance of its obligations under this Agreement, subject to the provisions set forth in Sections 3.2 and 3.3. To be clear, EI shall own BFS, Expedia, the EI Independent Subsystems, and the EI Independent Pricing System, and Worldspan shall own the Worldspan BFS Software, the Worldspan System, the Worldspan Independent Subsystems, and the Worldspan Independent Pricing System.

         3.2      Ownership of BFS.
                  ----------------

                  (a) Worldspan agrees that all copyrights in BFS shall be owned by EI and that any Worldspan contributions to BFS shall be a "work made for hire" for copyright purposes. Without limiting the generality of the foregoing, Worldspan hereby assigns to EI, its successors and assigns, all of Worldspan's rights, title, and interest in any U.S. copyrights that Worldspan may possess or acquire in BFS and all copyrights and equivalent rights in BFS throughout the world, including all renewals and extensions of such rights that may be secured under the laws now or hereafter in force and effect in the United States of America or in any other country or countries. Worldspan shall execute

                             -------------------------------------------------
                               [*]-CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                             OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
                               CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                                      RESPECT TO THE OMITTED PORTIONS
                             -------------------------------------------------
and deliver such instruments and take such other action as may be reasonably requested by EI to perfect or protect EI's rights in BFS and to carry out the assignments contemplated in this Section 3.2(a).

                  (b) Further, Worldspan hereby grants EI a nonexclusive, royalty-free, irrevocable license to make, use, sell, and import, all only as part of BFS or any derivatives thereof and not otherwise, any Worldspan inventions, ideas, designs, concepts, techniques, discoveries, or improvements, whether or not patentable, embodied in BFS at or prior to the acceptance of BFS as provided in Section 2.4, including but not limited to all trade secrets, utility and design patent rights and equivalent rights in and to such inventions and designs throughout the world regardless of whether or not legal protection for BFS is sought.

         3.3      Ownership of Worldspan BFS Software.
                  -----------------------------------

                  (a) EI agrees that all copyrights in the Worldspan BFS Software shall be owned by Worldspan and that any EI contributions to the Worldspan BFS Software shall be a "work made for hire" for copyright purposes. Without limiting the generality of the foregoing, EI hereby assigns to Worldspan, its successors and assigns, all of EI 's rights, title and interest in any U.S. copyrights that EI may possess or acquire in the Worldspan BFS Software and all copyrights and equivalent rights in the Worldspan BFS Software throughout the world, including all renewals and extensions of such rights that may be secured under the laws now or hereafter in force and effect in the United States of America or in any other country or countries. EI shall execute and deliver such instruments and take such other action as may be reasonably requested by Worldspan to perfect or protect Worldspan's rights in the Worldspan BFS Software and to carry out the assignments contemplated in this Section 3.3(a).

                  (b) Further, EI hereby grants Worldspan a nonexclusive, royalty-free, irrevocable license to make, use, sell, and import, all only as part of the Worldspan BFS Software or any derivatives thereof and not otherwise, any EI inventions, ideas, designs, concepts, techniques, discoveries, or improvements, whether or not patentable, embodied in the Worldspan BFS Software at or prior to the acceptance of the Worldspan BFS Software as provided in
Section 2.4, including but not limited to all trade secrets, utility and design patent rights and equivalent rights in and to such inventions and designs throughout the world regardless of whether or not legal protection for Worldspan BFS Software is sought.

         3.4      License as to BFS.
                  -----------------

                  (a) EI hereby grants Worldspan a perpetual, nonexclusive, worldwide, irrevocable license, effective as of the Effective Date, to make, use, reproduce, modify, adapt, translate, create Derivative Technology based on, sublicense, rent, lease, transmit or otherwise distribute (directly or indirectly) BFS in source and object code form. Notwithstanding the foregoing, prior to the Restrictions Expiration Date, but not thereafter, (i) Worldspan's rights to make, use reproduce, modify, adapt, translate, or create Derivative Technology based on BFS in source and object code form BFS, or any Derivative Technology based thereon, shall be limited to doing so in connection with the operation of the Worldspan System to provide services for Worldspan Customers, and (ii) Worldspan's rights to sublicense, rent, lease, transmit or otherwise distribute (directly or indirectly) BFS, or any Derivative Technology based thereon, shall be subject to Section 3.4(d) below.

                  (b) Except with respect to Expedia and ETT Customers for whom EI has agreed to deliver BFS functionality, Worldspan shall be solely responsible for the conversion, support and maintenance of BFS and the Worldspan BFS Software as used in the Worldspan System.

                  (c) Prior to the Restrictions Expiration Date, but not thereafter, EI shall have [*] except upon thirty (30) days prior written notice to Worldspan of EI's request and upon Worldspan's prior written consent, which will not be unreasonably withheld. For purposes of clarity, Worldspan may reasonably withhold its consent to [*]. Following the Restrictions Expiration Date, EI shall have [*].

                  (d) Prior to the Restrictions Expiration Date, but not thereafter, Worldspan shall [*] except upon thirty (30) days prior written notice to EI of Worldspan's request and upon EI's prior written consent, which will not be unreasonably withheld; provided, however, that Worldspan may [*], but only in instances where the agreement pursuant to which [*]. Each such [*] shall be subject to a [*]. For purposes of clarity, EI may reasonably withhold its consent to [*]. Following the Restrictions Expiration Date, Worldspan shall have [*].

         3.5      License as to Worldspan BFS Software.
                  ------------------------------------

                  (a) Worldspan hereby grants EI a perpetual, nonexclusive, worldwide, irrevocable license, effective as of the Effective Date, to make, use, reproduce, modify, adapt, create Derivative Technology based on, translate, distribute (directly and indirectly), transmit, license, rent, and lease the Worldspan BFS Software in source and object code form. Notwithstanding the foregoing, prior to the Restrictions Expiration Date, but not thereafter, EI may not transfer or assign the Worldspan BFS Software without thirty (30) days prior written notice to Worldspan of EI's intention to transfer or assign the Worldspan BFS Software and then only with Worldspan's prior written consent to such transfer or assignment.

         (b) Subject to the provisions of Section 3.5(a), EI shall have [*], including the right to [*]. Worldspan acknowledges that EI may sublicense the [*] to other companies [*].

         3.6 Joint Patent Procurement. Any inventions shall be owned by the
             ------------------------
party or parties whose employees or independent contractors are inventors thereof. In the event both EI and Worldspan have employees or independent contractors who are inventors of

                             -------------------------------------------------
                               [*]-CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                             OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
                               CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                                      RESPECT TO THE OMITTED PORTIONS
                             -------------------------------------------------
an invention arising out of the development contemplated hereunder (a "Joint Invention"), the following procedure shall apply:

                  (a) EI shall have the primary responsibility to prepare, file, and prosecute all patent applications in both the USA and foreign countries for Joint Inventions. If and to the extent that EI elects not to do so, then Worldspan may prepare, file, and prosecute such patent applications. The parties shall cooperate in making decisions on the filing and prosecution of patent applications for Joint Inventions, and, when possible, shall mutually consent to the filing and prosecution of such patent applications, such consent not to be unreasonably withheld. However, consent of one party is not required for the other party to proceed with the preparation, filing and prosecution of such patent applications.

                  (b) All costs associated with the preparation, filing, prosecution and maintenance of patent applications and patents for Joint Inventions shall be borne equally by the parties; provided, however, that either party may, at any time and by giving the other party written notice thereof, elect not to contribute, or continue to contribute, its share of such costs with respect to any patent application or patent for any applicable country or region. In the event that a party elects not to contribute, or continue to contribute, its share of such costs for any such patent application or patent for any applicable country or region, then that party, and its employees or contractors designated as inventors or contributors, agree to assign, and by this Agreement, hereby assign all right, title and interest in and to such patent application or patent to the party filing and paying for such patent application or patent. In such event, the nonpaying party and its employees or contractors further agree to execute any additional documents presented to them by the filing and paying party which may be necessary to perfect title to any such patent application or patent.

                  (c) In the event that patent protection is sought for Joint Inventions, both parties agree to cooperate fully and promptly during the term of and after expiration or termination of this Agreement in the filing and prosecution of any patent applications in the USA and foreign countries. Both parties shall promptly execute and deliver such instruments and documents and take such other action as may be necessary, during the term of and after expiration or termination of this Agreement, to secure and maintain all such rights in such patents in any and all countries. Each party shall ensure that each of its employees and contractors involved in the development contemplated hereunder is contractually obligated to assign to the party all patent rights that such employee or contractor may obtain pursuant to such development.

                  (d) If a party desires to sue a third party for infringement of any patent for Joint Inventions, such party shall consult with the other party prior to filing any such suit.

                  (e) Unless a nonpaying party assigns its rights to the filing and paying party pursuant to Section 3.6(b) above, the parties shall have an undivided, joint ownership interest in any patents for any Joint Inventions. Neither party shall be obligated to pay the other any royalties or other consideration, nor account to the other for any royalties or other consideration it may receive, for any use, licenses, assignment, sale, lease or other grant of such patents.

4.       DEPLOYMENT

         4.1 EI. EI may deploy BFS, or any portion or version thereof, on
             --
Expedia at any time, in EI's sole discretion. The parties acknowledge that EI has already deployed BFS on Expedia.

         4.2      Worldspan.
                  ---------

                  (a) During the term of this Agreement and for so long thereafter as EI continues to use Worldspan as a CRS for Expedia pursuant to the CRS Agreement, Worldspan shall maintain the related Worldspan BFS Software on the Worldspan System for use by EI and/or its ETT Customers in connection with Expedia for applicable air bookings via the Worldspan System. Throughout deployment and for so long thereafter as EI continues to use Worldspan as a CRS for Expedia pursuant to the CRS Agreement, Worldspan shall use commercially reasonable efforts to correct any errors in the Worldspan BFS Software, or the Worldspan System with respect to the operation of BFS, in accordance with the performance standards set forth in Exhibit 2. In the event the parties provide for a reduction in capacity under the terms of the CRS Agreement and BFS and/or the Worldspan BFS Software fails within two (2) months thereafter, EI may switch routing of Expedia search requests to Power Shopper or Power Availability searches on the Worldspan System in accordance with the capacity requirements provided immediately prior to the most recent such reduction of capacity, as set forth in the CRS Agreement. If such failure occurs more than two (2) months after such a reduction in capacity, then Worldspan shall use reasonable business efforts to make capacity available to EI at the level provided immediately prior to such reduction, in accordance with the CRS Agreement.

                  (b) Worldspan shall have the right to deploy BFS, or any portion thereof, in connection with the operation of the Worldspan System as contemplated by Section 3.4.

         4.3 Debit Memos. If any travel provider issues a debit memo with
             -----------
respect to an error in customer charges arising out of BFS or the Worldspan BFS Software running on the Worldspan System, Worldspan shall investigate the alleged error and make the initial response to the travel provider. EI shall have the right to investigate the alleged error upon request. If the error occurs in connection with a transaction initiated through Expedia or by an ETT Customer using the Expedia platform for such transaction, EI shall pay the debit memo. If the error occurs in connection with a transaction initiated by Worldspan or a Worldspan Customer using the Worldspan platform for such transaction, Worldspan shall pay the debit memo.

         4.4 Data.
             ----

         (a) Except as provided in subsection (b) below, as of the Effective Date and for so long as EI continues to use Worldspan as a CRS for Expedia pursuant to the CRS Agreement, Worldspan shall via the Worldspan BFS Software on the Worldspan CRS [*] and (ii) to the extent that it is not contractually prohibited from doing so, [*]. If and to the extent that Worldspan's providing EI with access to any of the foregoing data or associated support therefor [*]. EI and Worldspan agree to work together in good faith to develop procedures for such data [*].

         (b) In the event that [*] as part of the Worldspan System and for so long as EI continues to use Worldspan as a CRS for Expedia pursuant to the CRS Agreement, in the event that Worldspan [*] in connection with providing access to any of the foregoing data as provided in subsection (a) above, [*], or (ii) [*].

         (c) Notwithstanding anything to the contrary, none of the data to which Worldspan provides access hereunder shall, except with the prior written consent of Worldspan, be used by EI in connection with any bookings that are not processed on Worldspan's CRS.

         4.5 CRS for Expedia. For purposes of this Agreement, EI shall be deemed
             ---------------
to "continue to use Worldspan as a CRS for Expedia pursuant to the CRS Agreement" for so long as EI uses Worldspan as a CRS for Expedia for U.S. point of sale, whether or not any ETT Customers use Worldspan as a CRS.

         4.6 [*].

         (a) During the [*], within [*] of each Advanced BFS Operational Year and subject to the provisions of Section 4.6(c) below, [*] as determined in accordance with the following:
         [*]
================================================================================
                    ------------------------------------------------------------
                    ------------------------------------------------------------
================================================================================
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
================================================================================

         (b) In addition to [*] set forth in Section 4.6(a) above and subject to the provisions of Section 4.6(c) below, [*] the amount, if any, by which (i) [*]. The [*] for each Advanced BFS Operational Year [*] in the following chart:
[*]

                             -------------------------------------------------
                               [*]-CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                             OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
                               CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                                      RESPECT TO THE OMITTED PORTIONS
                             -------------------------------------------------

  ===========================================================================
                Advanced BFS                                [*]
              Operational Year
  ===========================================================================
                    [*]                                     [*]
  ---------------------------------------------------------------------------
                    [*]                                     [*]
  ---------------------------------------------------------------------------
                    [*]                                     [*]
  ---------------------------------------------------------------------------
                    [*]                                     [*]
  ---------------------------------------------------------------------------
                    [*]                                     [*]
  ---------------------------------------------------------------------------
                    [*]                                     [*]
  ===========================================================================

         (c) Notwithstanding the foregoing provisions of this Section 4.6, [*] pursuant to subsections (a) and (b) of this Section 4.6 [*].

         (d) In order to illustrate the application of the foregoing provisions of this Section 4.6, the following is an example of the amounts that could be payable pursuant to this Section 4.6 [*]:

===========================================================================================================
                          [*]                   [*]                    [*]                    [*]
    Quarter          under 4.6(a)           under 4.6(b)          under 4.6(c)             under 4.6
===========================================================================================================
     [*]               [*]                      [*]                    [*]                    [*]
-----------------------------------------------------------------------------------------------------------
     [*]               [*]                      [*]                    [*]                    [*]
-----------------------------------------------------------------------------------------------------------
     [*]               [*]                      [*]                    [*]                    [*]
-----------------------------------------------------------------------------------------------------------
     [*]               [*]                      [*]                    [*]                    [*]
===========================================================================================================

[*]

5.       TERM AND TERMINATION

         5.1   Term. The term of this Agreement shall commence on the Effective
               ----
Date and, unless terminated earlier as provided herein, shall continue for ten
(10) years after the Effective Date of this Agreement.

         5.2   Termination.
               -----------

               (a) In the event either party materially fails to perform or comply with this Agreement or any provision thereof, and fails to remedy the default within thirty (30) days after the receipt of written notice to that effect, then the other party shall have the right, at its sole option and upon written notice to the defaulting party, to terminate this Agreement upon written notice.

               (b) In the event that either party gives the other a notice designating an Independent Development Date pursuant to Section 2.8(g) or
Section 2.8(h), as applicable, then this Agreement shall terminate as of the Independent Development Date designated in such notice, provided that any such Independent Development Date shall be no earlier than the Restrictions Expiration Date.

                             -------------------------------------------------
                               [*]-CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                             OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
                               CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                                      RESPECT TO THE OMITTED PORTIONS
                             -------------------------------------------------

                  (c) At quarterly review meetings under Section 2.3(b) above, if by mutual consent, it is decided further progress towards implementation of the Full Project Plan is either technically or financially not feasible, the parties may mutually terminate this Agreement upon written agreement.

                  (d) In the event that the CRS Agreement is terminated for any reason, then this Agreement shall automatically terminate contemporaneously therewith without further notice.

                  (e) Worldspan may, at any time, terminate this Agreement for its convenience and without cause by giving EI written notice thereof. In the event that Worldspan terminates this Agreement pursuant to this Section 5.2(e), then, notwithstanding anything in this Agreement to the contrary, (i) Worldspan shall not have a license or any other rights in or to BFS, (ii) EI shall not be required to provide to Worldspan a copy of BFS or any updates thereto, (iii) Worldspan shall not have the right to deploy BFS, or any portion thereof, in connection with the operation of the Worldspan System, except in support of EI or any ETT Customers using Worldspan as a CRS, and (iv) Worldspan shall not be required to provide any resources or other contributions for the development of BFS or to pay any additional amounts pursuant to Section 4.6.

                  (f) Any notice of default hereunder shall be prominently labeled "NOTICE OF DEFAULT," and (i) if to EI, shall be copied to EI's General Counsel, and (ii) if to Worldspan, shall be copied to Worldspan's General Counsel. The rights and remedies provided in this Section shall not be exclusive and are in addition to any other rights and remedies provided by law or this Agreement.

         5.3 Survival. The following provisions shall survive termination or
             --------
expiration of this Agreement: Sections 2.6, 2.7, 2.8(c), 2.8(d), 2.8(e), 2.8(f), 2.8(g), 2.8(h), 4.2, 4.4, 4.6, and 5.3, Article 3, and Articles 6 through 10.
Sections 2.1(b) and 2.2(b) shall survive termination of this Agreement for the remainder of the term of the CRS Agreement, but only with respect to BFS and the Worldspan BFS Software developed at the time of termination of this Agreement.

         5.4 Further Deployment. The parties anticipate that they may agree to
             ------------------
continue development and/or expand deployment of BFS after the expiration of this Agreement. However, such continued efforts shall require the separate written agreement of the parties.

6.       REPRESENTATIONS AND WARRANTIES

Each party hereby represents and warrants as follows:

         6.1 Corporate Power. Such party is duly organized and validly existing
             ---------------
under the laws of the state of its organization and has full power and authority to enter into this Agreement and to carry out the provisions hereof.

         6.2 Due Authorization. Such party is duly authorized to execute and
             -----------------
deliver this Agreement and to perform its obligations hereunder.

         6.3 Binding Agreement. This Agreement is a legal and valid obligation
             -----------------
binding upon such party and is enforceable against such party in accordance with its terms. The execution, delivery and performance of this Agreement by such party does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

         6.4 Intellectual Property.
             ---------------------

             (a) EI represents and warrants that BFS, excluding any Feedback provided by Worldspan, does not infringe any copyright or misappropriate any trade secret of any third party.

             (b) Worldspan represents and warrants that the Worldspan BFS Software, excluding any Feedback provided by EI, does not infringe any copyright or misappropriate any trade secret of any third party.

7.       LIMITATION OF WARRANTY

EXCEPT AS EXPRESSLY WARRANTED IN SECTION 6 ABOVE, EACH PARTY EXPRESSLY DISCLAIMS ANY FURTHER WARRANTIES, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.

8.       INDEMNIFICATION AND LIMITATION OF LIABILITY

         8.1 Indemnification by Worldspan. Worldspan shall, at its expense and
             ----------------------------
EI's request, defend any third-party claim or action brought against EI, and EI's Affiliates, directors, officers, employees, licensees, agents and independent contractors, (i) relating to the Worldspan System or the marketing thereof, and (ii) to the extent it is based upon a claim that, if true, would constitute a breach of a Worldspan warranty, representation or covenant set forth in this Agreement (collectively, "Worldspan Claims"), and Worldspan shall indemnify and hold EI harmless from and against any costs, damages and fees reasonably incurred by EI, including but not limited to fees of attorneys and other professionals, that are attributable to such Worldspan Claims. EI shall provide Worldspan reasonably prompt notice in writing of any such Worldspan Claims and provide Worldspan with reasonable information and assistance, at Worldspan's expense, to help Worldspan defend such Worldspan Claims.

         8.2 Indemnification by EI. EI shall, at its expense and Worldspan's
             ---------------------
request, defend any third-party claim or action brought against Worldspan, and its Affiliates, directors, officers, employees, licensees, agents and independent contractors, (i) relating to Expedia or the marketing thereof, and
(ii) to the extent it is based upon a claim that, if true, would constitute a breach of a EI warranty, representation or covenant set forth in this Agreement (collectively, "EI Claims"), and EI shall indemnify and hold Worldspan harmless from and against any costs, damages and fees reasonably incurred by Worldspan, including but not limited to fees of attorneys and other professionals, that are attributable to such EI Claims. Worldspan shall provide EI reasonably prompt notice in writing of any such EI Claims and provide EI with reasonable information and assistance, at EI's expense, to help EI defend such EI Claims.

         8.3  Limitation of Liability. BOTH PARTIES AGREE THAT NEITHER PARTY
              -----------------------
WILL BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES (INCLUDING BUT NOT LIMITED TO SUCH DAMAGES ARISING FROM BREACH OF CONTRACT OR WARRANTY OR FROM NEGLIGENCE OR STRICT LIABILITY), OR FOR INTERRUPTED COMMUNICATIONS, LOST BUSINESS, LOST DATA OR LOST PROFITS, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, EVEN IF SUCH PARTY HAS BEEN ADVISED OF (OR KNOWS OR SHOULD KNOW OF) THE POSSIBILITY OF SUCH DAMAGES. EXCEPT FOR CLAIMS ARISING FROM BREACH OF THE LICENSES GRANTED HEREUNDER OR BREACH OF NONDISCLOSURE OBLIGATIONS, UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER OR ANY THIRD PARTY FOR AN AMOUNT GREATER THAN ONE MILLION DOLLARS (US$1,000,000).

9.       CONFIDENTIALITY; MEDIA COMMUNICATIONS

         9.1  NDA. EI and Worldspan agree that the terms of the Nondisclosure
              ---
Agreement between EI and Worldspan dated as of the date hereof shall be deemed incorporated herein (including without limitation the provisions regarding use of "residuals" as described therein). Further, all terms and conditions of this Agreement shall be deemed Confidential Information as defined therein. The parties hereby agree to extend the term of such Nondisclosure Agreement during the term of this Agreement and for three years thereafter.

         9.2  Press Release. EI and Worldspan agree that any press release or
              -------------
communication to the press and/or public regarding this Agreement and the parties' relationship shall be made only after prior consultation with and approval of the other party.

10.      GENERAL

         10.1 Governing Law; Venue; Attorneys Fees. This Agreement shall be
              ------------------------------------
construed and controlled by the laws of the State of Washington, and each party further consents to jurisdiction by the state and federal courts sitting in the State of Washington. Process may be served on either party by U.S. Mail, postage prepaid, certified or registered, return receipt requested, or by such other method as is authorized by law. If either EI or Worldspan employs attorneys to enforce any rights arising out of or relating to this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and costs, including expert witness fees.

         10.2 Force Majeure. If the performance of this Agreement or any
              -------------
obligation hereunder is prevented, restricted or interfered with by any act or condition whatsoever beyond the reasonable control of the affected party, the party so affected, upon giving prompt notice to the other party, shall be excused from such performance, except for the making of payments hereunder, to the extent of such prevention, restriction or interference.

         10.3 Notices; Requests. All notices and requests in connection with
              -----------------
this Agreement shall be deemed given as of the day they are (i) deposited in the U.S. mails, postage prepaid, certified or registered, return receipt requested; or (ii) sent by overnight courier, charges prepaid, with a confirming fax; and addressed as follows:

         Worldspan:         Worldspan, L.P.
                            300 Galleria Parkway, N.W.
                            Atlanta, Georgia  30339

                            Attention:       Senior Vice President and General
                                              Manager- Worldwide E-Commerce
                            Fax:             (770) 563-7003
                            Phone:           (770) 563-6987

          with a cc to:     Worldspan, L.P.
                            300 Galleria Parkway, N.W.
                            Atlanta, Georgia  30339

                            Attention:       General Counsel
                            Fax:             (770) 563-7878

         EI:                Expedia, Inc.

                            13810 SE Eastgate Way, Suite 400
                            Bellevue, WA  98005

                            Attention:       Sr. Vice President,
                                             Transportation and Core
                                             Development
                            Fax:             (425) 564-7321
                            Phone:           (425) 564-7200

           with a cc to:    Expedia, Inc.
                            13810 SE Eastgate Way, Suite 400
                            Bellevue, WA  98005

                            Attention:       General Counsel
                            Fax:             (425) 564-7251
or to such other address as the party to receive the notice or request so designates by written notice to the other.

         10.4 Assignment. Neither party may assign its interest in this
              ----------
Agreement; provided, however, that either party may assign this Agreement upon thirty (30) days prior written notice to a wholly-owned subsidiary or to an entity to which substantially all the assets of the assigning party are being transferred if such assignee assumes and agrees to perform all the obligations of the assignor. This Agreement shall be binding upon the parties hereto and their successors and permitted assigns and all persons claiming under or through them or any such successor or permitted assign.

         10.5 Severability. In the event that any provision of this Agreement is
              ------------
found invalid or unenforceable pursuant to judicial decree or decision, the remainder of this Agreement shall remain valid and enforceable according to its terms. The parties intend that the provisions of this Agreement be enforced to the fullest extent permitted by applicable law. Accordingly, the parties agree that if any provisions are deemed not enforceable, they shall be deemed modified to the extent necessary to make them enforceable.

         10.6 Entire Agreement; Modification; No Offer. The parties hereto agree
              ----------------------------------------
that this Agreement (including the Exhibits attached hereto and referred to herein, each of which is hereby incorporated into this Agreement for all purposes), the CRS Agreement, and the Non-Disclosure Agreement referenced in
Section 9.1 constitute the entire agreement between the parties with respect to the subject matter hereof and merges all prior and contemporaneous communications, including the 1999 Development Agreement. This Agreement shall not be modified except by a written agreement dated subsequent hereto signed on behalf of Worldspan and EI by their duly authorized representatives. Neither this Agreement nor any written or oral statements related hereto constitute an offer, and this Agreement shall not be legally binding until executed by both parties hereto.

         10.7 Binding Effect. Subject to the limitations herein before
              --------------
expressed, this Agreement will inure to the benefit of and be binding upon the parties, their successors, administrators, heirs, and permitted assigns.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the dates indicated below.

EXPEDIA, INC.                               WORLDSPAN, L.P.

/s/ Byron Bishop                            /s/ Sue Powers
-----------------------------               ------------------------------------
By (sign)                                   By (sign)

Byron Bishop                                Sue Powers
-----------------------------               ------------------------------------
Name (Print)                                Name (Print)

Sr. Vice President                          Senior Vice President & General
-----------------------------                Manager Worldwide e-Commerce
Title                                       ------------------------------------
                                            Title
July 5, 01
-----------------------------               June 29, 2001
Date                                        ------------------------------------
                                            Date

                                    Exhibit 1


                                Full Project Plan

[*]

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                               [*]-TWELVE PAGES HAVE BEEN OMITTED AND FILED
                               SEPARATELY WITH THE COMMISSION. CONFIDENTIAL
                              TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE
                                                OMITTED PAGES
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

                                    Exhibit 2


                              Performance Standards


Response varies according to severity of problems:

         Severity 0:       [*]
                           Required response:  [*].

         Severity 1:       [*]
                           Required response:  [*].


         Severity 2:       [*]
                           Required response:  [*].

         Severity 3:       [*]
                           Required response:  [*].

         Severity 4:       [*].
                           Required response:  [*].

                             -------------------------------------------------
                               [*]-CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                             OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
                               CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                                      RESPECT TO THE OMITTED PORTIONS
                             -------------------------------------------------

                                     2 - 1
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                                    Exhibit 3


                     Employees Covered by Non-Hire Provision


1.       Worldspan Employees.

[*]

2.       EI Employees.

[*]

                             -------------------------------------------------
                               [*]-CERTAIN INFORMATION ON THIS PAGE HAS BEEN
                             OMITTED AND FILED SEPARATELY WITH THE COMMISSION.
                               CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH
                                      RESPECT TO THE OMITTED PORTIONS
                             -------------------------------------------------

                                     3 - 1